G. O. S. B.

LEGAL TRANSLATION

________________________________________________________________________________________________________

UNITED ARAB EMIRATES

ABU DHABI MUNICIPALITY & TOWN PLANNING

EXTRACT

LEASE CONTRACT OF

A LAND PLOT TO BUILD A FACTORY (PROVISIONAL)

NO.: 31, SECTOR: 351M

. AL MUSSAFAH

DATE	MAY 8, 2001

LESSOR (I ST PARTY) :	ABU DHABI MUNICIPALITY REPRESENTED BY H.E. THE CHAIRMAN OF THE DEPARTMENT P.O. BOX: 263

LESSEE (2ND PARTY)	DHAFER S. J. AL AHBABI AND MUBARAK S. J. AL AHBABI CITY MIX L.L.C.
ADDRESS	DSOUTHERN CHICKEN OFFICE- MADINAT ZAYED (READY-MIX FACTORY) PHONE : 6323630

LEASED PREMISES :	LAND PLOT NO.31
LOCATION	: 35/M, MUSSAFAH
AREA	: 300 X 300 SQM

LEASE PURPOSE	BUILDING A FACTORY
LEASE TERM	NINE MONTHS

 FROM JULY 6, 2001 TO APRIL 5, 2002 RENTAL VALUE                            AED 6,7501- (FOR NINE MONTHS)

FIRST PARTY / LESSOR

/ SEAL AND SIGNATURE /

1. the signatory to this document, as legal translator duly licensed and sworn by the Ministry of Justice, do hereby certify that the enclosed translation is correct and identical to the original text.